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                                 EXHIBIT NO. 25
                                 --------------

Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
               Act of 1939 of State Street Bank and Trust Company





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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM T-1

                       ----------------------------------

              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                    [ ] CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------
               (Exact name of trustee as specified in its charter)

         Massachusetts                                   04-1867445
----------------------------------            ----------------------------------
  (State of incorporation if                           (I.R.S. Employer
      not a national bank                             Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

          John R. Towers, Executive Vice President and General Counsel,
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
 -------------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                           THE PROGRESSIVE CORPORATION
 -------------------------------------------------------------------------------
               (Exact name of obligor as specified in its charter)

              Ohio                                       34-0963169
----------------------------------            ----------------------------------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

              6300 Wilson Mills Road, Mayfield Village, Ohio 44143
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 Debt Securities
 -------------------------------------------------------------------------------
                       (Title of the indenture securities)


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Item 1.           GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject:

                           Department of Banking and Insurance of
                           The Commonwealth of Massachusetts
                           100 Cambridge Street
                           Boston, Massachusetts

                           Board of Governors of the Federal Reserve System Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers:

                           The trustee is so authorized.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee or its parent, State Street Corporation.

Item 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of the trustee as now in effect.

                     A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  2. A copy of the Certificate of Authority of the trustee to do
                     Business.

                     A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities


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                     and Exchange Commission as Exhibit 2 to Amendment No. 1 to
                     the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  3. A copy of the Certification of Fiduciary Powers of the
                     Trustee.

                     A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  4. A copy of the By-laws of the trustee as now in effect.

                     A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                     Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

                  5. Consent of the trustee required by Section 321(b) of the
                     Act.

                  6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

                     A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                     Exhibit 6 and made a part hereof.



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                                      NOTES


                  Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-1.






























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                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 26th day of March, 1998.

                                 STATE STREET BANK AND TRUST
                                 COMPANY,
                                 Trustee



                                 By  /s/  Elizabeth C. Hammer
                                    -------------------------------
                                    Name:  Elizabeth C. Hammer
                                    Title:  Vice President



















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



                                    EXHIBIT 5


                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939
                       ----------------------------------


         The undersigned, as Trustee under an Indenture to be entered into between The Progressive Corporation and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   STATE STREET BANK AND TRUST
                                   COMPANY,
                                   Trustee



                                   By  /s/  Elizabeth C. Hammer
                                      ------------------------------
                                      Name:  Elizabeth C. Hammer
                                      Title:  Vice President


Dated:  March 26, 1998

                                    EXHIBIT 6

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).


                                                                                     Thousands of
ASSETS                                                                                    Dollars

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin ............................2,220,829
         Interest-bearing balances ....................................................10,076,045
Securities ............................................................................10,373,821
Federal funds sold and securities purchased
         under agreements to resell in domestic offices
         of the bank and its Edge subsidiary ...........................................5,124,310
Loans and lease financing receivables:
         Loans and leases, net of unearned income ...6,270,348
         Allowance for loan and lease losses ...........82,820
         Allocated transfer risk reserve ....................0
         Loans and leases, net of unearned income and allowances .......................6,187,528
Assets held in trading accounts ........................................................1,241,555
Premises and fixed assets ................................................................410,029
Other real estate owned ......................................................................100
Investments in unconsolidated subsidiaries ................................................38,831
Customers' liability to this bank on acceptances outstanding ..............................44,962
Intangible assets ........................................................................224,049
Other assets ...........................................................................1,507,650
                                                                                        ---------

Total assets ..........................................................................37,449,709
                                                                               ==================
LIABILITIES

Deposits:
         In domestic offices ..........................................................10,115,205
                  Noninterest-bearing ...............7,739,136
                  Interest-bearing ..................2,376,069
         In foreign offices and Edge subsidiary .......................................14,791,134
                  Noninterest-bearing ..................71,889
                  Interest-bearing .................14,719,245
Federal funds purchased and securities sold under
         agreements to repurchase in domestic offices of
         the bank and of its Edge subsidiary ...........................................7,603,920
Demand notes issued to the U.S. Treasury and Trading Liabilities .........................194,059
Trading liabilities ....................................................................1,036,905
Other borrowed money .....................................................................459,252
Subordinated notes and debentures ..............................................................0
Bank's liability on acceptances executed and outstanding ..................................44,962
Other liabilities ........................................................................972,782

Total liabilities .....................................................................35,218,219
                                                                                       ----------

EQUITY CAPITAL
Perpetual preferred stock and related surplus ..................................................0
Common stock ..............................................................................29,931
Surplus ..................................................................................444,620
Undivided profits and capital reserves/Net unrealized holding gains (losses) ...........1,763,076
Cumulative foreign currency translation adjustments ......................................(6,137)
Total equity capital ...................................................................2,231,490
                                                                                        ---------

Total liabilities and equity capital ..................................................37,449,709
                                                                                       ----------

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                       Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                       David A. Spina
                                       Marshall N. Carter
                                       Truman S. Casnern